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                                                                   EXHIBIT 32.02

                           SECTION 906 CERTIFICATION

        CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
                           OF THE UNITED STATES CODE

     I, Stanley J. Talbi, the Chief Financial Officer of The Travelers Life and Annuity Company (the "Company"), certify that (i) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2005

                                          By: /s/ Stanley J. Talbi
                                            ------------------------------------
                                                      Stanley J. Talbi
                                                 Senior Vice President and
                                                  Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to The Travelers Life and Annuity Company and will be retained by The Travelers Life and Annuity Company and furnished to the Securities and Exchange Commission or its staff upon request.
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